SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     26-Dec-01

Salomon Brothers Mortgage Securities VII, Inc.

AS DEPOSITOR UNDER THE INDENTURE, DATED
AS OF DECEMBER 14, 2001, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
NOTES SERIES 2001-CB4

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)

Delaware           033-11429-03          13-3439681
(State or Other    (Commission           (I.R.S. Employer
Jurisdiction of    File Number)          Identification
Incorporation)                           Number)

388 Greenwich Street
New York, New York             10013
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 212-783-5635

Item 5.  Other Events

On        26-Dec-01a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          26-Dec-01The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated       26-Dec-01

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2001-CB4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:               12/26/01

        Beginning
        Certificate
Class   Balance(1) Principal   Interest
IA-1    228,959,0005,244,469.09179,160.42
IIA-1   20,387,000.   57,532.87 17,311.96
IM-1    10,176,000.        0.00  9,828.32
IM-2    6,360,000.0        0.00  7,308.70
IIM-1   1,882,000.0        0.00  1,974.53
IIM-2   3,136,000.0        0.00  3,708.32
IB-1    5,088,000.0        0.00  7,034.16
IIB-1   2,039,000.0        0.00  2,920.87
IN*     13,500,000.1,116,202.15 45,000.00
IIN*    2,800,000.0   70,123.98  9,333.33
A-IO*   89,039,838.        0.00593,598.92
IX*     254,399,537        0.00      0.00
IIX*    31,365,232.        0.00      0.00
R-3            0.00        0.00      0.00



                   Ending
                   Certificate
        Losses     Balance     Cusips
IA-1         $0.00 $223,714,530 12489WDY7
IIA-1        $0.00 $20,329,467. 12489WEC4
IM-1         $0.00 $10,176,000. 12489WDZ4
IM-2         $0.00 $6,360,000.0 12489WEA8
IIM-1        $0.00 $1,882,000.0 12489WED6
IIM-2        $0.00 $3,136,000.0 12489WEE0
IB-1         $0.00 $5,088,000.0 12489WEB6
IIB-1        $0.00 $2,039,000.0        NA
IN*     NA         $12,383,797.        NA
IIN*    NA         $2,729,876.0        NA
A-IO*   NA         $89,039,838. 12489WDX9
IX*     NA         $249,155,068        NA
IIX*    NA         $31,307,699.        NA
R-3     NA               $0.00         NA



              AMOUNTS PER $1,000 UNIT


Class   Principal  Interest    Total
IA-1    22.90571277  0.7825000123.68821278
IIA-1    2.82203708  0.849166633.67120371
IM-1     0.00000000  0.965833330.96583333
IM-2     0.00000000  1.149166671.14916667
IIM-1    0.00000000  1.049165781.04916578
IIM-2    0.00000000  1.182500001.18250000
IB-1     0.00000000  1.382500001.38250000
IIB-1    0.00000000  1.432501231.43250123
IN      82.68164069  3.3333333386.01497402
IIN     25.04427687  3.3333321428.37760901
A-IO     0.00000000  6.666666676.66666667
IX       0.00000000  0.000000000.00000000
IIX      0.00000000  0.000000000.00000000
R-3      0.00000000  0.000000000.00000000



        Ending                 Current
        Certificate            Pass-Through
Class   Balance    Losses      Interest Rate
IA-1    977.0942872  0.00000000  2.34750%
IIA-1   997.1779629  0.00000000  2.54750%
IM-1    1000.000000  0.00000000  2.89750%
IM-2    1000.000000  0.00000000  3.44750%
IIM-1   1000.000000  0.00000000  3.14750%
IIM-2   1000.000000  0.00000000  3.54750%
IB-1    1000.000000  0.00000000  4.14750%
IIB-1   1000.000000  0.00000000  4.29750%
IN      917.3183593  0.00000000 10.00000%
IIN     974.9557231  0.00000000 10.00000%
A-IO    1000.000000  0.00000000  8.00000%
IX      979.3849110  0.00000000  0.00000%
IIX     998.1657119  0.00000000  0.00000%
R-3      0.00000000  0.00000000NA




Distribution Date:    26-Dec-01

        Distribution Statement
        Pooling and Servicing Agreement Dated May 1, 2000

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution AmounGroup 1              Group 2

iii)  OC Amt. (before distribut$3,816,537.28        $3,921,232.53
      OC Release Amount            $0.00                 $0.00
      OC Def, (after dist)         $0.00                 $0.00
      OC Target Amount         $3,815,993.06        $3,920,654.07
      OC Amount (after distribu$3,816,537.28        $3,921,232.53






                               Group 1A             Group 2
iv) Servicing Fees Servicing Fe $103,549                $4,121
                   Accrued and        $0                    $0
                   Special Serv   $1,050                    $0
                   PMI Premiums  $57,471                $2,060

v) Advances                    $262,102.41

vi) Beg Bal                    $254,399,537         $31,365,233
End Bal                        $249,155,068         $31,307,700
End count                                    3,234                  1,076

vii)  Wtd Avg Rem Term                                     300
Wtd Avg Mort. Rate                          10.2832%              13.8687%

viii)  Delinquency And Foreclosure Information:

Group 2
        All Categories         Bankruptcy
        Number     Balance     Number    Balance
Current                       2                               -
30 days                                             374,004
60 days                                                       -
90 days                                                       -
120+ day                                                      -
                               Foreclosure
        Number     Balance
Current                                     -
30 days                                     -
60 days                                     -
90 days                                     -
120+ day                                    -

Group 1 All Categories         Bankruptcy
        Number     Balance     Number       Balance
Current                     222                               -
30 days                       1                  1,007,857
60 days                                               60,472
90 days                                             209,152
120+ day                                         4,447,594

        Foreclosure
        Number     Balance
Current                                     -
30 days                                     -
60 days                                     -
90 days                                     -
120+ day                                    -



ix)     Loans that became REO properties       (see page 5)
x)      Total Book Value of REO Properties:    (see page 5)
                   Group 1               Group 2
xi)     Prepayments             5,013,242             42,322

xii)    Current Period Prepayment Penalti                     -
        Aggregate Prepayment Penalties                  1,751
        Prepayment Penalties allocable to          0

xiii)   Aggregate Realized Losses incurre          0          0
        Cumulative Realized Losses                 0          0

xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall and Class Carryover Shortfall
                                         Class Carryover
                               PPIS      Shortfall
                   A-1F                 0          0
                    A-2F                0          0
                   A-3F                 0          0
                   A-1A                 0          0
                   M-1                  0          0
                   M-2                  0          0
                   B-1                  0          0
                   B-2                  0          0
                   N-1                  0          0
                   N-2                  0          0
                   A-IO                 0          0
                             X          0          0
                                        0          0

xvii)   Reserved
xviii)  Reserved
                                         Group 1    Group 2
xix)    Trustee Fees                         1590.00     196.03

xx)     Reserve Fund
                   Beginning Balance         5000.00
                   LIBOR Carryover Fund D       0.00
                   LIBOR Carryover distri       0.00
                   LIBOR Carryover owed t       0.00
                   Ending Balance            5000.00

xxii)   Trigger Event Occurrence         NO         NO
        Cumulative Loss Percentage of Ori       0.00       0.00


xxiii)  Bal of 60+ Day Del. Loans as % of   0.000000
xxiv)   Bal of Re-Perf 60+ Day Del. Loans   0.000000

xxv)    Available Funds                  Group 1    Group 2
        Scheduled Interest Net of Servici   1,959,40       105,667.03
        Scheduled Principal                    231,2         15,210.56
        Unscheduled Principal               5,013,24         42,322.31
                   Available Funds          7,203,87       163,199.90


xxvi)   Offered Certificates Pass-Through Rates See Page 1

xxvii)  Liquidation Report      See Page 6

xxviii) Mortgage Loans Purchased by Servicer

xxix)   Mortgage Loans Re-Purchased by Servicer


        Libor Information      Original  Current PerNext Period

                   LIBOR          1.8975%    1.8975%    1.9300%



                   Salomon Brothers Mortgage Securities VII, Inc.


                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President


Dated:     12/26/01